UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2021

New Residential Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	NRZ	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 14, 2021, New Residential Investment Corp., a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement (the "SPA") with LSF Pickens Holdings, LLC, a Delaware limited liability company ("LSF") and an affiliate of Lone Star Funds, and Caliber Home Loans Inc., a Delaware corporation and wholly owned subsidiary of LSF ("Caliber"). The SPA provides that, upon the terms and subject to the conditions set forth therein, the Company or one of its subsidiaries will purchase all of the issued and outstanding equity interests of Caliber (the "Transaction") from LSF for a purchase price of $1.675 Billion, subject to certain downward adjustments for among other things, any Leakage Amount (as defined in the SPA to include certain cash dividends and other payments out of Caliber and its subsidiaries) since December 31, 2020.

The SPA contains certain customary representations and warranties made by each party, which are qualified by the confidential disclosures provided to the Company in connection with the SPA. The Company, LSF and Caliber have agreed to various customary covenants, including, among others, covenants regarding the conduct of Caliber’s business prior to the Closing (as defined in the SPA) and covenants requiring the Company, LSF, and Caliber to use commercially reasonable best efforts to obtain certain governmental consents, approvals or other authorizations required in connection with the Transaction subject to certain limitations. Subject to certain limited exceptions the representations and warranties and covenants made by each party do not survive the Closing.

Each party’s obligation to consummate the Transaction is subject to certain closing conditions, including among others, (i) the accuracy of the other party’s representations and warranties (subject to certain qualifications); (ii) the other party’s compliance with its covenants contained in the SPA (subject to certain qualifications); (iii) the applicable waiting periods under the HSR Act shall have expired or been terminated; (iv) no judgment, decree or judicial order shall have been adopted, promulgated or entered into which prohibits the performance or consummation of the Transaction and (v) the receipt of certain governmental entity, government-sponsored entity and third-party approvals. In addition, the obligations of the Company to consummate the Transaction are subject to the absence of any Material Adverse Effect (as defined in the SPA).

The SPA may be terminated by LSF or the Company under certain circumstances, including, among others: (i) if the Closing has not occurred on or before December 31, 2021 (unless extended at the Company’s option for two additional thirty (30) day periods if certain closing conditions other than those relating to obtaining certain consents, approvals or other authorizations required in connection with the Transaction have otherwise been satisfied); (ii) if a court or other governmental entity has issued a final and non-appealable order prohibiting the Closing; (iii) upon an uncured breach by the other party that would result in a failure of the conditions to the Closing to be satisfied; or (iv) certain circumstances relating to regulatory matters.  In the event that the SPA is terminated in certain circumstances and certain scheduled approvals from governmental entities and government-sponsored entities have not been obtained, the Company is obligated to pay LSF a $25 million termination fee.

The representations, warranties and covenants contained in the SPA (i) were made by the parties thereto only for purposes of the SPA and as of specific dates; (ii) were made solely for the benefit of the parties to the SPA; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the SPA; (iv) may have been made for the purposes of allocating contractual risk between the parties to the SPA instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the SPA is included with this filing only to provide investors with information regarding the terms of the SPA, and not to provide investors with any other factual information regarding the Company, LSF or Caliber or their respective businesses as of the date of the SPA or as of any other date.

The Company intends to finance the Transaction with a combination of equity and debt financing or other sources of liquidity, and has agreed to use its commercially reasonable best efforts to secure such funds promptly following the signing. The receipt of financing is not a condition to the consummation of the Transaction.

The foregoing description of the SPA and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the SPA, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

Today, the Company disclosed the following estimated preliminary results of operations for its first quarter ended March 31, 2021.

Preliminary Unaudited Financial Results for the First Quarter Ended March 31, 2021

Estimated Preliminary Financial Results	Three Months Ended March 31, 2021
GAAP Net Income Per Diluted Share(1)	$0.64 to $0.70
Core Earnings Per Diluted Share(1)*	$0.31 to $0.37
Book Value Per Share(2)	$11.32 to $11.42

*
Core earnings is a non-GAAP measure. For a reconciliation of core earnings to GAAP net income, as well as an explanation of this measure, please refer to “Non-GAAP Measures and Reconciliation to GAAP Net Income” below.

(1)	Per common share calculations of GAAP net income and core earnings are based on 429,491,379 weighted average diluted common shares during the quarter ended March 31, 2021.

(2)	Book value per share based on 414,795,505 basic shares outstanding as of March 31, 2021.

For the first quarter of 2021, the Company estimates that GAAP net income will be in the range of $0.64 to $0.70 per diluted share, that core earnings will be in the range of $0.31 to $0.37 per diluted share and that book value will be in the range of $11.32 to $11.42 per share. A reconciliation of GAAP net income to core earnings is set forth below.

The Company’s preliminary financial results may change as a result of the completion of its closing procedures for the quarter ended March 31, 2021 and, as a result, the Company’s final results upon completion of the closing procedures may vary from the preliminary estimates. These preliminary results, which are the responsibility of the Company’s management, were prepared by its management in connection with the preparation of the Company’s financial statements and are based upon a number of assumptions. Additional items that may require adjustments to the preliminary operating results may be identified and could result in material changes to the Company’s estimated preliminary operating results. The preliminary operating results are inherently uncertain and the Company undertakes no obligation to update this information. Ernst & Young LLP, the Company’s independent registered public accounting firm, has not audited, reviewed or performed any procedures with respect to this preliminary financial information. Accordingly, Ernst & Young LLP does not express an opinion or provide any form of assurance with respect thereto.

Non-GAAP Measures and Reconciliation to GAAP Net Income

Estimated Preliminary Financial Results (dollars in thousands, except per share data)	Three Months Ended March 31, 2021
	Low	High
Net (loss) income attributable to common stockholders	$275,178	$300,948
Adjustments for Non-Core Earnings:
Unrealized and realized (gain) loss, net	(310,542)	(310,542)
Preferred stock management fee to affiliate	3,048	3,048
Deferred taxes	109,952	109,952
Other	54,427	54,427
Core Earnings	$132,063	$157,832
Net Income Per Diluted Share	$0.64	$0.70
Core Earnings Per Diluted Share	$0.31	$0.37
Weighted Average Number of Shares of Common Stock Outstanding, Diluted	429,491,379	429,491,379

          The reconciliation of estimated preliminary net income to core earnings results was calculated across the low and high net income ranges based on the Company’s preliminary estimates of the expected base case differences between net income and core earnings. Similar to the estimated preliminary operating results noted above, the Company’s final reconciliation upon completion of its closing procedures may vary from the preliminary estimates.

The Company has five primary variables that impact its operating performance: (i) the current yield earned on its investments, (ii) the interest expense under the debt incurred to finance its investments, (iii) its operating expenses and taxes, (iv) its realized and unrealized gains or losses on its investments, including any impairment or reserve for expected credit losses and (v) income from its origination and servicing businesses. “Core earnings” is a non-GAAP measure of the Company’s operating performance, excluding the fourth variable above and adjusts the earnings from the consumer loan investment to a level yield basis. Core earnings is used by management to evaluate the Company’s performance without taking into account: (i) realized and unrealized gains and losses, which although they represent a part of the Company’s recurring operations, are subject to significant variability and are generally limited to a potential indicator of future economic performance; (ii) incentive compensation paid to FIG LLC (the “Manager”); (iii) non-capitalized transaction-related expenses; and (iv) deferred taxes, which are not representative of current operations.

The Company’s definition of core earnings includes accretion on held-for-sale loans as if they continued to be held-for-investment. Although the Company intends to sell such loans, there is no guarantee that such loans will be sold or that they will be sold within any expected timeframe. During the period prior to sale, the Company continues to receive cash flows from such loans and believes that it is appropriate to record a yield thereon. In addition, the Company’s definition of core earnings excludes all deferred taxes, rather than just deferred taxes related to unrealized gains or losses, because the Company believes deferred taxes are not representative of current operations. The Company’s definition of core earnings also limits accreted interest income on RMBS where it receives par upon the exercise of associated call rights based on the estimated value of the underlying collateral, net of related costs including advances. The Company created this limit in order to be able to accrete to the lower of par or the net value of the underlying collateral, in instances where the net value of the underlying collateral is lower than par. The Company believes this amount represents the amount of accretion it would have expected to earn on such bonds had the call rights not been exercised.

Beginning January 1, 2020, the Company’s investments in consumer loans are accounted for under the fair value option. Core earnings adjusts earnings on consumer loans to a level yield to present income recognition across the consumer loan portfolio in the manner in which it is economically earned, to avoid potential delays in loss recognition, and align it with the Company’s overall portfolio of mortgage-related assets which generally record income on a level yield basis. With respect to consumer loans classified as held-for-sale, the level yield is computed through the expected sale date. With respect to the gains recorded under GAAP in 2014 and 2016 as a result of a refinancing of, and the consolidation of, the debt related to the Company’s investments in consumer loans, and the consolidation of entities that own the Company’s investments in consumer loans, respectively, the Company continues to record a level yield on those assets based on their original purchase price.

While incentive compensation paid to the Manager may be a material operating expense, the Company excludes it from core earnings because (i) from time to time, a component of the computation of this expense will relate to items (such as gains or losses) that are excluded from core earnings, and (ii) it is impractical to determine the portion of the expense related to core earnings and non-core earnings, and the type of earnings (loss) that created an excess (deficit) above or below, as applicable, the incentive compensation threshold. To illustrate why it is impractical to determine the portion of incentive compensation expense that should be allocated to core earnings, the Company notes that, as an example, in a given period, it may have core earnings in excess of the incentive compensation threshold but incur losses (which are excluded from core earnings) that reduce total earnings below the incentive compensation threshold. In such case, the Company would either need to (a) allocate zero incentive compensation expense to core earnings, even though core earnings exceeded the incentive compensation threshold, or (b) assign a “pro forma” amount of incentive compensation expense to core earnings, even though no incentive compensation was actually incurred. The Company believes that neither of these allocation methodologies achieves a logical result. Accordingly, the exclusion of incentive compensation facilitates comparability between periods and avoids the distortion to the Company’s non-GAAP operating measure that would result from the inclusion of incentive compensation that relates to non-core earnings.

With regard to non-capitalized transaction-related expenses, management does not view these costs as part of the Company’s core operations, as they are considered by management to be similar to realized losses incurred at acquisition. Non-capitalized transaction-related expenses are generally legal and valuation service costs, as well as other professional service fees, incurred when the Company’s acquires certain investments, as well as costs associated with the acquisition and integration of acquired businesses.

Since the third quarter of 2018, as a result of the Shellpoint Partners LLC (“Shellpoint”) acquisition, the Company, through its wholly owned subsidiary, NewRez, originates conventional, government-insured and nonconforming residential mortgage loans for sale and securitization. In connection with the transfer of loans to the Government-sponsored enterprises (“GSEs”) or mortgage investors, the Company reports realized gains or losses on the sale of originated residential mortgage loans and retention of mortgage servicing rights, which the Company believes is an indicator of performance for its servicing and origination segments and therefore included in core earnings. Realized gains or losses on the sale of originated residential mortgage loans had no impact on core earnings in any prior period, but may impact core earnings in future periods.

Beginning with the third quarter of 2019, as a result of the continued evaluation of how Shellpoint operates its business and its impact on the Company’s operating performance, core earnings includes Shellpoint’s GAAP net income with the exception of the unrealized gains or losses due to changes in valuation inputs and assumptions on MSRs owned by NewRez, and non-capitalized transaction-related expenses. This change was not material to core earnings for the quarter ended September 30, 2019.

Management believes that the adjustments to compute “core earnings” specified above allow investors and analysts to readily identify and track the operating performance of the assets that form the core of the Company’s activity, assist in comparing the core operating results between periods, and enable investors to evaluate the  Company’s current core performance using the same measure that management uses to operate the business. Management also utilizes core earnings as a measure in its decision-making process relating to improvements to the underlying fundamental operations of the Company’s investments, as well as the allocation of resources between those investments, and management also relies on core earnings as an indicator of the results of such decisions. Core earnings excludes certain recurring items, such as gains and losses (including impairment and reserves, as well as derivative activities) and non-capitalized transaction-related expenses, because they are not considered by management to be part of the Company’s core operations for the reasons described herein. As such, core earnings is not intended to reflect all of the Company’s activity and should be considered as only one of the factors used by management in assessing the Company’s performance, along with GAAP net income which is inclusive of all of the Company’s activities.

The primary differences between core earnings and the measure the Company uses to calculate incentive compensation relate to (i) realized gains and losses (including impairments and reserves for expected credit losses), (ii) non-capitalized transaction-related expenses and (iii) deferred taxes (other than those related to unrealized gains and losses). Each are excluded from core earnings and included in the Company’s incentive compensation measure (either immediately or through amortization). In addition, the Company’s incentive compensation measure does not include accretion on held-for-sale loans and the timing of recognition of income from consumer loans is different. Unlike core earnings, the Company’s incentive compensation measure is intended to reflect all realized results of operations.

Core earnings does not represent and should not be considered as a substitute for, or superior to, net income or as a substitute for, or superior to, cash flows from operating activities, each as determined in accordance with U.S. GAAP, and the Company’s calculation of this measure may not be comparable to similarly entitled measures reported by other companies.

The information in this Item 2.02 is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 8.01	Other Events.

Press Release

On April 14, 2021, the Company issued a press release. The full text of the press release is being filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01.

Forward Looking Statements

Certain information in this Current Report on Form 8-K constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to (i) statements regarding the Transaction, including the ability to obtain all required approvals and consummate the Transaction on a timely basis or at all, (ii) Caliber’s future performance, including its ability to grow, and (iii) statements regarding Caliber’s impact on the Company's business and future performance.  These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained herein.  These risks and factors include, but are not limited to, the risks relating to the Transaction, including in respect of the satisfaction of closing conditions and the timing thereof; unanticipated difficulties financing the Transaction; unexpected challenges related to the integration of Caliber’s businesses and operations; changes in general economic and/or industry specific conditions; difficulties in obtaining governmental and other third party consents in connection with the Transaction; changes in general economic and/or industry specific conditions; unanticipated expenditures relating to or liabilities arising from the Transaction or the acquired businesses; uncertainties as to the timing of the Transaction; litigation or regulatory issues relating to the Transaction, LSF, the Company or the acquired businesses; the impact of the Transaction on relationships with, and potential difficulties retaining, employees, customers and other third parties; and the inability to obtain, or delays in obtaining, expected benefits from the Transaction. In addition, risks and uncertainties to which Caliber’s business is subject could affect the Transaction and, following the closing of the Transaction, the Company may be subject to such risks and uncertainties (including certain risks and uncertainties that currently apply to the Company and certain new risks and uncertainties applicable to Caliber). Forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.  For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Cautionary Statements Regarding Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual and quarterly reports filed with the SEC, which are available on the Company’s website (www.newresi.com).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Caliber as of December 31, 2020 and 2019 and for each of the years in the three-year period ended December 31, 2020 are filed herewith as Exhibit 99.2 and are incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended December 31, 2020, giving effect to the Transaction, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(c)	Exhibits

Exhibit Number	Description
2.1*	Stock Purchase Agreement, dated April 14, 2021, by and between LSF Pickens Holdings, LLC, Caliber Home Loans, Inc., and New Residential Investment Corp.
23.1	Consent of Ernst & Young LLP.
99.1	Press Release, dated April 14, 2021.
99.2	Caliber Home Loans, Inc. Audited Financial Statements as of December 31, 2020 and 2019 and for each of the years in the three-year period ended December 31, 2020.
99.3	New Residential Investment Corp. Unaudited Pro Forma Condensed Combined Financial Information as of December 31, 2020 and for the year ended December 31, 2020.
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

*
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer and Chief Accounting Officer

Date: April 14, 2021

[Signature Page to Form 8-K]